Exhibit No. 99

Wells Fargo WFMBS 2004-G Computation Materials (05-17-04)

Modeled       : Yes      Paydown       : 0         Coll Source   : MCF File  Pricing Type  : CPB       Auto Update   : No
Deal Format   : CMODEV   Paydown Date  : 20040521  TBV Source    : NA        Pricing Speed : 25.0                    :
Res Modeled   : Yes      First Payment : 20040625  Assumed Coll  : No        Pricing Date  : 20040521                :
Call Modeled  : Yes      Closed        : 20040521  Descend       : No                      :                         :
Model Type    : SRJR     Collat Mode   : STD       Summary Coll  : No        Bond Paymode  : Constant  Last Updated  : 99999999
Indic Status  :          Frequency     : 12        Group Bypass  : No        BV Rescale    : No        Coll Fctr Date: 20040501


 #  Class           Cusip     Coupon     Original Balance Current Balance  Delay Daycount    Group Aux Description
=== =============== ========= ========== ================ ================ ===== =========== ===== === =======================
  5 A1                            4.7880   346,181,438.95   346,181,438.95    24 30/360          0     REG/VAR
  6 A2                            4.7880    28,407,241.61    28,407,241.61    24 30/360          0     REG/VAR
  7 A3                            4.7880    30,545,421.08    30,545,421.08    24 30/360          0     REG/VAR
  8 A4                            4.7880     2,138,179.48     2,138,179.48    24 30/360          0     REG/VAR
 10 B-1                           4.7880     5,427,513.74     5,427,513.74    24 30/360          0     REG/VAR
 11 B-2                           4.7880     1,878,754.76     1,878,754.76    24 30/360          0     REG/VAR
 12 B-3                           4.7880     1,043,752.64     1,043,752.64    24 30/360          0     REG/VAR
 13 B-4                           4.7880       835,002.11       835,002.11    24 30/360          0     REG/VAR
 14 B-5                           4.7880       626,251.59       626,251.59    24 30/360          0     REG/VAR
 15 B-6                           4.7880       417,501.06       417,501.06    24 30/360          0     REG/VAR


NOTE
----

- ALL BONDS ARE NWAC
- PAY A1 SEQ THEN A2,A3,A4 PRO-RATA
- 2X TEST (ON OR BEFORE 36TH MONTH): IF TEST PASS, SUBS GETS 50% OF PRO-RATA SHARE OF PREPAY
- 2X TEST (AFTER 36TH MONTH): IF TEST PASS, SUBS GETS PRO-RATA SHARE OF PREPAY


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

PY
---
DEAL  : WF04.G
SETTLE: 20040521

ASSUME: MAT TSY1 1.796 NO COUP_HIST

YIELD MATRIX
CLASS A1                  CPR  0        CPR 15        CPR 25        CPR 35        CPR 50        CPR 60        CPR 75
PRICE 99.8438             4.64598       4.78411       4.75375       4.71893       4.65729       4.60666       4.50641
PRICE 99.87505            4.64305       4.77421       4.73800       4.69651       4.62307       4.56275       4.44333
PRICE 99.9063             4.64012       4.76431       4.72225       4.67410       4.58887       4.51887       4.38029
PRICE 99.93755            4.63720       4.75442       4.70651       4.65170       4.55469       4.47502       4.31730
PRICE 99.9688             4.63427       4.74453       4.69078       4.62932       4.52054       4.43120       4.25436
PRICE 100.00005           4.63135       4.73465       4.67506       4.60695       4.48640       4.38741       4.19146
PRICE 100.0313            4.62843       4.72477       4.65935       4.58460       4.45229       4.34365       4.12862
PRICE 100.06255           4.62551       4.71490       4.64365       4.56225       4.41820       4.29992       4.06582
PRICE 100.0938            4.62259       4.70503       4.62796       4.53992       4.38413       4.25622       4.00307
PRICE 100.12505           4.61967       4.69517       4.61228       4.51761       4.35009       4.21255       3.94036
PRICE 100.1563            4.61676       4.68531       4.59660       4.49531       4.31606       4.16891       3.87771
PRICE 100.18755           4.61384       4.67546       4.58094       4.47302       4.28206       4.12530       3.81510
PRICE 100.2188            4.61093       4.66562       4.56528       4.45074       4.24808       4.08172       3.75254
PRICE 100.25005           4.60802       4.65578       4.54963       4.42848       4.21412       4.03816       3.69003
PRICE 100.2813            4.60511       4.64594       4.53399       4.40623       4.18018       3.99464       3.62757
PRICE 100.31255           4.60220       4.63612       4.51836       4.38399       4.14627       3.95115       3.56515
PRICE 100.3438            4.59929       4.62629       4.50274       4.36177       4.11237       3.90768       3.50278
PRICE 100.37505           4.59638       4.61647       4.48713       4.33956       4.07850       3.86425       3.44046
PRICE 100.4063            4.59348       4.60666       4.47153       4.31736       4.04465       3.82084       3.37818
PRICE 100.43755           4.59057       4.59686       4.45593       4.29518       4.01082       3.77747       3.31596
PRICE 100.4688            4.58767       4.58705       4.44035       4.27301       3.97701       3.73412       3.25378
PRICE 100.50005           4.58477       4.57726       4.42477       4.25085       3.94323       3.69081       3.19164
PRICE 100.5313            4.58187       4.56747       4.40920       4.22870       3.90946       3.64752       3.12956
PRICE 100.56255           4.57897       4.55768       4.39365       4.20657       3.87572       3.60426       3.06752
PRICE 100.5938            4.57608       4.54790       4.37810       4.18445       3.84200       3.56103       3.00553
PRICE 100.62505           4.57318       4.53813       4.36255       4.16235       3.80830       3.51783       2.94358
PRICE 100.6563            4.57029       4.52836       4.34702       4.14025       3.77462       3.47466       2.88168
PRICE 100.68755           4.56739       4.51859       4.33150       4.11818       3.74096       3.43152       2.81983
PRICE 100.7188            4.56450       4.50883       4.31598       4.09611       3.70733       3.38841       2.75803
PRICE 100.75005           4.56161       4.49908       4.30048       4.07406       3.67371       3.34533       2.69627
PRICE 100.7813            4.55872       4.48933       4.28498       4.05201       3.64012       3.30227       2.63456
PRICE 100.81255           4.55584       4.47959       4.26949       4.02999       3.60655       3.25925       2.57289
PRICE 100.8438            4.55295       4.46985       4.25401       4.00797       3.57300       3.21625       2.51127

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

DEAL  : WF04.G
SETTLE: 20040521

ASSUME: MAT TSY1 1.796 NO COUP_HIST

YIELD MATRIX
CLASS A2                  CPR  0        CPR 15        CPR 25        CPR 35        CPR 50        CPR 60        CPR 75
PRICE 92.007              5.10490       5.49732       5.91958       6.34763       7.11517       7.77691       9.15552
PRICE 92.03825            5.10263       5.49394       5.91478       6.34111       7.10539       7.76428       9.13692
PRICE 92.0695             5.10036       5.49055       5.90998       6.33460       7.09561       7.75165       9.11834
PRICE 92.10075            5.09809       5.48716       5.90518       6.32809       7.08584       7.73903       9.09976
PRICE 92.132              5.09582       5.48378       5.90039       6.32157       7.07606       7.72642       9.08119
PRICE 92.16325            5.09355       5.48040       5.89559       6.31507       7.06630       7.71381       9.06262
PRICE 92.1945             5.09129       5.47702       5.89080       6.30856       7.05654       7.70120       9.04407
PRICE 92.22575            5.08902       5.47364       5.88601       6.30206       7.04678       7.68860       9.02553
PRICE 92.257              5.08676       5.47026       5.88123       6.29556       7.03703       7.67601       9.00699
PRICE 92.28825            5.08449       5.46688       5.87644       6.28907       7.02728       7.66342       8.98847
PRICE 92.3195             5.08223       5.46351       5.87166       6.28257       7.01753       7.65084       8.96995
PRICE 92.35075            5.07997       5.46014       5.86688       6.27608       7.00780       7.63827       8.95144
PRICE 92.382              5.07771       5.45677       5.86210       6.26960       6.99806       7.62570       8.93294
PRICE 92.41325            5.07545       5.45340       5.85733       6.26311       6.98833       7.61313       8.91445
PRICE 92.4445             5.07320       5.45003       5.85255       6.25663       6.97860       7.60057       8.89596
PRICE 92.47575            5.07094       5.44666       5.84778       6.25015       6.96888       7.58802       8.87749
PRICE 92.507              5.06868       5.44330       5.84301       6.24367       6.95916       7.57547       8.85902
PRICE 92.53825            5.06643       5.43993       5.83824       6.23720       6.94945       7.56293       8.84057
PRICE 92.5695             5.06418       5.43657       5.83348       6.23073       6.93974       7.55039       8.82212
PRICE 92.60075            5.06193       5.43321       5.82871       6.22426       6.93003       7.53786       8.80368
PRICE 92.632              5.05967       5.42985       5.82395       6.21780       6.92033       7.52534       8.78525
PRICE 92.66325            5.05743       5.42649       5.81919       6.21133       6.91063       7.51282       8.76683
PRICE 92.6945             5.05518       5.42314       5.81444       6.20488       6.90094       7.50031       8.74841
PRICE 92.72575            5.05293       5.41978       5.80968       6.19842       6.89125       7.48780       8.73001
PRICE 92.757              5.05068       5.41643       5.80493       6.19197       6.88157       7.47530       8.71161
PRICE 92.78825            5.04844       5.41308       5.80018       6.18551       6.87189       7.46280       8.69322
PRICE 92.8195             5.04619       5.40973       5.79543       6.17907       6.86221       7.45031       8.67484
PRICE 92.85075            5.04395       5.40638       5.79068       6.17262       6.85254       7.43782       8.65647
PRICE 92.882              5.04171       5.40303       5.78594       6.16618       6.84287       7.42534       8.63811
PRICE 92.91325            5.03947       5.39969       5.78119       6.15974       6.83321       7.41287       8.61976
PRICE 92.9445             5.03723       5.39634       5.77645       6.15330       6.82355       7.40040       8.60141
PRICE 92.97575            5.03499       5.39300       5.77171       6.14687       6.81390       7.38793       8.58308
PRICE 93.007              5.03275       5.38966       5.76698       6.14044       6.80425       7.37548       8.56475

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

DEAL  : WF04.G
SETTLE: 20040521

ASSUME: MAT TSY1 1.796 NO COUP_HIST

YIELD MATRIX
CLASS A3                  CPR  0        CPR 15        CPR 25        CPR 35        CPR 50        CPR 60        CPR 75
PRICE 92.125              5.09633       5.48454       5.90146       6.32303       7.07825       7.72924       9.08535
PRICE 92.15625            5.09406       5.48116       5.89667       6.31652       7.06849       7.71663       9.06678
PRICE 92.1875             5.09179       5.47777       5.89188       6.31002       7.05872       7.70403       9.04823
PRICE 92.21875            5.08953       5.47440       5.88709       6.30352       7.04897       7.69143       9.02968
PRICE 92.25               5.08726       5.47102       5.88230       6.29702       7.03921       7.67883       9.01114
PRICE 92.28125            5.08500       5.46764       5.87751       6.29052       7.02946       7.66624       8.99262
PRICE 92.3125             5.08274       5.46427       5.87273       6.28403       7.01972       7.65366       8.97410
PRICE 92.34375            5.08048       5.46089       5.86795       6.27754       7.00998       7.64108       8.95558
PRICE 92.375              5.07822       5.45752       5.86317       6.27105       7.00024       7.62851       8.93708
PRICE 92.40625            5.07596       5.45415       5.85840       6.26456       6.99051       7.61595       8.91859
PRICE 92.4375             5.07370       5.45078       5.85362       6.25808       6.98078       7.60339       8.90010
PRICE 92.46875            5.07144       5.44741       5.84885       6.25160       6.97106       7.59083       8.88163
PRICE 92.5                5.06919       5.44405       5.84408       6.24512       6.96134       7.57828       8.86316
PRICE 92.53125            5.06693       5.44069       5.83931       6.23865       6.95162       7.56574       8.84470
PRICE 92.5625             5.06468       5.43732       5.83454       6.23218       6.94191       7.55320       8.82625
PRICE 92.59375            5.06243       5.43396       5.82978       6.22571       6.93220       7.54067       8.80781
PRICE 92.625              5.06018       5.43060       5.82502       6.21924       6.92250       7.52814       8.78938
PRICE 92.65625            5.05793       5.42724       5.82026       6.21278       6.91280       7.51562       8.77095
PRICE 92.6875             5.05568       5.42389       5.81550       6.20632       6.90311       7.50311       8.75254
PRICE 92.71875            5.05343       5.42053       5.81075       6.19987       6.89342       7.49060       8.73413
PRICE 92.75               5.05119       5.41718       5.80599       6.19341       6.88374       7.47810       8.71573
PRICE 92.78125            5.04894       5.41383       5.80124       6.18696       6.87406       7.46560       8.69734
PRICE 92.8125             5.04670       5.41048       5.79649       6.18051       6.86438       7.45310       8.67896
PRICE 92.84375            5.04445       5.40713       5.79174       6.17407       6.85471       7.44062       8.66059
PRICE 92.875              5.04221       5.40378       5.78700       6.16762       6.84504       7.42814       8.64222
PRICE 92.90625            5.03997       5.40043       5.78226       6.16118       6.83538       7.41566       8.62387
PRICE 92.9375             5.03773       5.39709       5.77751       6.15474       6.82572       7.40319       8.60552
PRICE 92.96875            5.03549       5.39375       5.77278       6.14831       6.81606       7.39073       8.58718
PRICE 93                  5.03326       5.39041       5.76804       6.14188       6.80641       7.37827       8.56885
PRICE 93.03125            5.03102       5.38707       5.76330       6.13545       6.79676       7.36581       8.55053
PRICE 93.0625             5.02878       5.38373       5.75857       6.12902       6.78712       7.35337       8.53222
PRICE 93.09375            5.02655       5.38039       5.75384       6.12260       6.77748       7.34092       8.51391
PRICE 93.125              5.02432       5.37706       5.74911       6.11618       6.76785       7.32849       8.49562

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

DEAL  : WF04.G
SETTLE: 20040521

ASSUME: MAT TSY1 1.796 NO COUP_HIST

YIELD MATRIX
CLASS A4                  CPR  0        CPR 15        CPR 25        CPR 35        CPR 50        CPR 60        CPR 75
PRICE 90.5                5.21586       5.66260       6.15369       6.66544       7.59218       8.39299       10.06287
PRICE 90.53125            5.21353       5.65913       6.14878       6.65878       7.58218       8.38007       10.04384
PRICE 90.5625             5.21121       5.65567       6.14388       6.65212       7.57219       8.36717       10.02482
PRICE 90.59375            5.20888       5.65221       6.13898       6.64547       7.56220       8.35426       10.00581
PRICE 90.625              5.20656       5.64875       6.13408       6.63882       7.55222       8.34137       9.98681
PRICE 90.65625            5.20423       5.64529       6.12918       6.63217       7.54224       8.32848       9.96782
PRICE 90.6875             5.20191       5.64183       6.12429       6.62553       7.53227       8.31559       9.94884
PRICE 90.71875            5.19959       5.63838       6.11939       6.61888       7.52230       8.30272       9.92986
PRICE 90.75               5.19727       5.63492       6.11450       6.61225       7.51233       8.28984       9.91090
PRICE 90.78125            5.19495       5.63147       6.10961       6.60561       7.50237       8.27698       9.89194
PRICE 90.8125             5.19263       5.62802       6.10473       6.59898       7.49241       8.26412       9.87300
PRICE 90.84375            5.19031       5.62457       6.09984       6.59235       7.48246       8.25126       9.85406
PRICE 90.875              5.18800       5.62112       6.09496       6.58572       7.47251       8.23841       9.83513
PRICE 90.90625            5.18568       5.61768       6.09008       6.57910       7.46257       8.22557       9.81621
PRICE 90.9375             5.18337       5.61423       6.08520       6.57248       7.45263       8.21273       9.79730
PRICE 90.96875            5.18106       5.61079       6.08033       6.56586       7.44270       8.19990       9.77840
PRICE 91                  5.17874       5.60735       6.07546       6.55924       7.43277       8.18708       9.75951
PRICE 91.03125            5.17643       5.60391       6.07058       6.55263       7.42285       8.17426       9.74063
PRICE 91.0625             5.17413       5.60048       6.06572       6.54602       7.41292       8.16144       9.72175
PRICE 91.09375            5.17182       5.59704       6.06085       6.53941       7.40301       8.14864       9.70289
PRICE 91.125              5.16951       5.59360       6.05598       6.53281       7.39310       8.13584       9.68403
PRICE 91.15625            5.16721       5.59017       6.05112       6.52621       7.38319       8.12304       9.66519
PRICE 91.1875             5.16490       5.58674       6.04626       6.51961       7.37329       8.11025       9.64635
PRICE 91.21875            5.16260       5.58331       6.04140       6.51302       7.36339       8.09747       9.62752
PRICE 91.25               5.16030       5.57988       6.03655       6.50643       7.35350       8.08469       9.60870
PRICE 91.28125            5.15800       5.57646       6.03169       6.49984       7.34361       8.07191       9.58989
PRICE 91.3125             5.15570       5.57303       6.02684       6.49325       7.33372       8.05915       9.57109
PRICE 91.34375            5.15340       5.56961       6.02199       6.48667       7.32384       8.04639       9.55229
PRICE 91.375              5.15110       5.56619       6.01715       6.48009       7.31396       8.03363       9.53351
PRICE 91.40625            5.14881       5.56277       6.01230       6.47351       7.30409       8.02088       9.51473
PRICE 91.4375             5.14651       5.55935       6.00746       6.46694       7.29422       8.00814       9.49597
PRICE 91.46875            5.14422       5.55593       6.00262       6.46037       7.28436       7.99540       9.47721
PRICE 91.5                5.14193       5.55252       5.99778       6.45380       7.27450       7.98267       9.45846

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
  [GCODE]    [LTYPE]    [PTYPE]           [BALANCE ]             [NCOUPON ]         [SERVFEE ]      [WAM ]    [AGE ]
----------------------------------------------------------------------------------------------------------------------
     4         ADJ         AM             417501057                4.788               0.26           359       1
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------


                         INITIAL PERIODIC CAPINITIAL PERIODIC FLOOR       LIFE CAP      LIFE FLOOR   MONTH TO ROLL
----------------------------------------------------------------------------------------------------------------------
  [GCODE]   [INDEX ]        [PICAP ]       [PIFLOOR ]        [MARGIN ]    [LICAP ]      [LIFLOOR ]     [ICDATE ]
----------------------------------------------------------------------------------------------------------------------
     4        TSY1             5                5              2.75        10.048       2.75              119
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                REMAINING          PERIODIC         SUBSEQUENT            PERIODIC
                     INTEREST                     AMORT              CAP              PERIOD               FLOOR
                    CHANGE FREQ                    TERM            ADJ DATE             CAP               ADJ DATE
----------------------------------------------------------------------------------------------------------------------
  [GCODE]            [ICFREQ ]                   [RTERM]
----------------------------------------------------------------------------------------------------------------------
     4                  12                        359               121                 2                  121
----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------
                SUBSEQUENT      IO       SERVICING     SUBSEQUENT
                   PERIOD      AMORT      FEE ADJ      SERVICING
                   FLOOR       DATE         DATE          FEE
-------------------------------------------------------------------
  [GCODE]
-------------------------------------------------------------------
     4               2          120         119           0.26
-------------------------------------------------------------------


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.